Exhibit 99 (b)

BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)

	March 31,	December 31,	March 31,
	2012	2011	2011
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$691,697	$976,191	$805,928
Funds sold and resell agreements	14,609	10,174	2,462
Trading securities	128,376	76,800	80,719
Investment securities	427,259	439,236	343,401
Available for sale securities	10,186,597	10,179,365	9,665,901
Fair value option securities	347,952	651,226	326,624
Residential mortgage loans held for sale	247,039	188,125	127,119
Loans:
Commercial	6,942,641	6,571,454	6,048,257
Commercial real estate	2,264,103	2,279,909	2,222,982
Residential mortgage	1,960,888	1,970,461	1,777,321
Consumer	409,812	447,919	541,275
Total loans	11,577,444	11,269,743	10,589,835
Less allowance for loan losses	(244,209)	(253,481)	(289,549)
Loans, net of allowance	11,333,235	11,016,262	10,300,286
Premises and equipment, net	263,579	262,735	265,532
Receivables	138,325	123,257	113,060
Goodwill	335,601	335,601	335,601
Intangible assets, net	9,645	10,219	12,906
Mortgage servicing rights, net	98,138	86,783	120,345
Real estate and other repossessed assets	115,790	122,753	131,420
Bankers' acceptances	3,493	1,881	1,884
Derivative contracts	384,996	293,859	245,124
Cash surrender value of bank-owned life insurance	266,227	263,318	258,322
Receivable on unsettled securities sales	511,288	75,151	242,828
Other assets	380,327	381,010	321,561
TOTAL ASSETS	$25,884,173	$25,493,946	$23,701,023

LIABILITIES AND EQUITY
Deposits:
Demand	$6,189,172	$5,799,785	$4,457,187
Interest-bearing transaction	8,908,397	9,354,456	9,528,864
Savings	259,619	226,357	209,264
Time	3,166,099	3,381,982	3,677,611
Total deposits	18,523,287	18,762,580	17,872,926
Funds purchased	1,784,940	1,063,318	466,749
Repurchase agreements	1,162,546	1,233,064	1,006,051
Other borrowings	209,230	74,485	36,864
Subordinated debentures	394,760	398,881	398,744
Accrued interest, taxes, and expense	180,840	149,508	135,486
Bankers' acceptances	3,493	1,881	1,884
Due on unsettled securities purchases	305,166	653,371	843,904
Derivative contracts	305,290	236,522	156,038
Other liabilities	144,220	133,684	184,689
TOTAL LIABILITIES	23,013,772	22,707,294	21,103,335
Shareholders' equity:
Capital, surplus and retained earnings	2,673,001	2,621,489	2,467,820
Accumulated other comprehensive income	161,418	128,979	108,313
TOTAL SHAREHOLDERS' EQUITY	2,834,419	2,750,468	2,576,133
Non-controlling interest	35,982	36,184	21,555
TOTAL EQUITY	2,870,401	2,786,652	2,597,688
TOTAL LIABILITIES AND EQUITY	$25,884,173	$25,493,946	$23,701,023

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

ASSETS
Funds sold and resell agreements	$11,385	$12,035	$12,344	$8,814	$20,680
Trading securities	95,293	97,972	88,576	80,113	60,768
Investment securities	430,890	443,326	329,627	357,698	339,246
Available for sale securities	9,947,227	9,914,523	9,656,592	9,543,482	9,376,674
Fair value option securities	555,233	660,025	594,629	518,073	397,093
Residential mortgage loans held for sale	182,372	201,242	156,621	134,876	125,494
Loans:
Commercial	6,858,308	6,502,981	6,329,135	6,145,918	6,084,765
Commercial real estate	2,236,601	2,256,153	2,208,757	2,172,166	2,236,400
Residential mortgage	1,937,069	1,949,929	1,868,627	1,858,117	1,788,049
Consumer	404,834	443,252	466,285	504,553	544,542
Total loans	11,436,811	11,152,315	10,872,805	10,680,755	10,653,756
Less allowance for loan losses	(252,538)	(266,473)	(285,570)	(291,308)	(295,014)
Total loans, net	11,184,273	10,885,842	10,587,235	10,389,447	10,358,742
Total earning assets	22,406,673	22,214,965	21,425,624	21,032,503	20,678,697
Cash and due from banks	908,628	1,234,312	1,045,450	764,806	1,095,910
Cash surrender value of bank-owned life insurance	264,354	261,496	260,505	259,337	256,456
Derivative contracts	311,178	247,411	228,466	253,163	211,895
Other assets	1,625,750	1,679,256	1,661,693	1,669,426	1,496,816
TOTAL ASSETS	$25,516,583	$25,637,440	$24,621,738	$23,979,235	$23,739,774

LIABILITIES AND EQUITY
Deposits:
Demand	$5,847,682	$5,588,596	$5,086,538	$4,554,000	$4,265,657
Interest-bearing transaction	9,319,978	9,276,608	9,310,046	9,184,141	9,632,595
Savings	241,442	220,236	214,979	210,707	203,638
Time	3,246,362	3,485,059	3,617,731	3,632,130	3,616,991
Total deposits	18,655,464	18,570,499	18,229,294	17,580,978	17,718,881
Funds purchased	1,337,614	1,197,154	994,099	1,168,670	820,969
Repurchase agreements	1,183,778	1,189,861	1,128,275	1,004,217	1,062,359
Other borrowings	72,911	88,489	128,288	187,441	144,987
Subordinated debentures	397,440	398,858	398,812	398,767	398,723
Derivative contracts	207,864	180,623	187,515	175,199	144,492
Other liabilities	826,279	1,241,469	817,049	813,074	884,566
TOTAL LIABILITIES	22,681,350	22,866,953	21,883,332	21,328,346	21,174,977
Total equity	2,835,233	2,770,487	2,738,406	2,650,889	2,564,797
TOTAL LIABILITIES AND EQUITY	$25,516,583	$25,637,440	$24,621,738	$23,979,235	$23,739,774

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended
	March 31,
	2012	2011

Interest revenue	$198,208	$202,089
Interest expense	24,639	31,450
Net interest revenue	173,569	170,639
Provision for (reduction of) allowances for credit losses	–	6,250
Net interest revenue after
provision for credit losses	173,569	164,389

Other operating revenue
Brokerage and trading revenue	31,111	25,376
Transaction card revenue	25,430	28,445
Trust fees and commissions	18,438	18,422
Deposit service charges and fees	24,379	22,480
Mortgage banking revenue	33,078	17,356
Bank-owned life insurance	2,871	2,863
Other revenue	9,027	8,332
Total fees and commissions	144,334	123,274
Gain (loss) on other assets, net	(356)	(68)
Gain (loss) on derivatives, net	(2,473)	(2,413)
Gain (loss) on fair value option securities, net	(1,733)	(3,518)
Gain on available for sale securities, net	4,331	4,902
Total other-than-temporary impairment losses	(505)	–
Portion of loss recognized in (reclassified from)
other comprehensive income	(3,217)	(4,599)
Net impairment losses recognized in earnings	(3,722)	(4,599)
Total other operating revenue	140,381	117,578

Other operating expense
Personnel	114,769	99,994
Business promotion	4,388	4,624
Professional fees and services	7,599	7,458
Net occupancy and equipment	16,023	15,604
Insurance	3,866	6,186
Data processing and communications	22,144	22,503
Printing, postage and supplies	3,311	3,082
Net losses and operating expenses
of repossessed assets	2,245	6,015
Amortization of intangible assets	575	896
Mortgage banking costs	7,573	6,471
Change in fair value of mortgage servicing rights	(7,127)	(3,129)
Other expense	9,871	8,745
Total other operating expense	185,237	178,449

Net income before taxes	128,713	103,518
Federal and state income taxes	45,520	38,752

Net income	83,193	64,766
Net income (loss) attributable to non-controlling interest	(422)	(8)

Net income attributable to BOK Financial Corporation	$83,615	$64,774

Average shares outstanding:
Basic	67,665,300	67,901,722
Diluted	67,941,895	68,176,527

Net income per share:
Basic	$1.22	$0.95
Diluted	$1.22	$0.94

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Capital:
Period-end shareholders' equity	$2,834,419	$2,750,468	$2,732,592	$2,667,717	$2,576,133
Risk weighted assets	$17,993,379	$17,291,105	$17,106,533	$16,452,305	$16,416,387
Risk-based capital ratios:
Tier 1	13.03%	13.27%	13.14%	13.30%	12.97%
Total capital	16.16%	16.49%	16.54%	16.80%	16.48%
Leverage ratio	9.35%	9.15%	9.37%	9.29%	9.13%
Tangible common equity ratio (A)	9.75%	9.56%	9.65%	9.71%	9.54%
Tier 1 common equity ratio (B)	12.83%	13.06%	12.94%	13.15%	12.84%

Common stock:
Book value per share	$41.61	$40.36	$40.18	$38.97	$37.64
Market value per share:
High	$59.02	$55.90	$55.81	$54.72	$56.32
Low	$52.56	$45.68	$44.00	$50.13	$50.37
Cash dividends paid	$22,571	$22,451	$18,836	$18,823	$17,102
Dividend payout ratio	26.99%	33.51%	22.13%	27.28%	26.40%
Shares outstanding, net	68,116,893	68,153,044	68,006,390	68,462,869	68,438,422
Stock buy-back program:
Shares repurchased	345,300	69,581	492,444	–	–
Amount	$18,432	$3,579	$22,866	$–	$–
Average price per share	$53.38	$51.44	$46.43	$–	$–

Performance ratios (quarter annualized):
Return on average assets	1.32%	1.04%	1.37%	1.15%	1.11%
Return on average equity	11.86%	9.59%	12.33%	10.44%	10.24%
Net interest margin	3.19%	3.20%	3.34%	3.40%	3.47%
Efficiency ratio	59.77%	69.73%	60.13%	62.23%	61.15%

Other data:
Trust assets	$35,650,798	$34,398,796	$31,750,636	$33,075,456	$32,013,487
Mortgage servicing portfolio	$11,378,806	$11,300,986	$11,249,503	$11,283,442	$11,202,626
Mortgage loans funded for sale	$698,062	$753,215	$637,127	$483,808	$419,684
Mortgage loan refinances to total fundings	67%	66%	54%	36%	49%
Tax equivalent adjustment	$2,094	$2,274	$2,233	$2,261	$2,321
Net unrealized gain on available for sale securities	$277,277	$222,160	$278,616	$263,199	$201,340

Gain (loss) on mortgage servicing rights, net of economic hedge:
Gain (loss) on mortgage hedge derivative contracts	$(2,445)	$121	$4,048	$1,224	$(2,419)
Gain (loss) on mortgage trading securities	(2,393)	222	17,788	9,921	(3,518)
Gain (loss) on economic hedge of mortgage servicing rights	(4,838)	343	21,836	11,145	(5,937)
Gain (loss) on changes in fair value of mortgage servicing rights	7,127	(5,261)	(24,822)	(13,493)	3,129
Gain (loss) on changes in fair value of mortgage servicing rights, net of economic hedges	$2,289	$(4,918)	$(2,986)	$(2,348)	$(2,808)
Net interest revenue on mortgage trading securities	$3,165	$4,436	$5,036	$5,120	$3,058

Reconciliation of non-GAAP measures:
(A) Tangible common equity ratio:
Total shareholders' equity	$2,834,419	$2,750,468	$2,732,592	$2,667,717	$2,576,133
Less: Goodwill and intangible assets, net	(345,246)	(345,820)	(346,716)	(347,611)	(348,507)
Tangible common equity	$2,489,173	$2,404,648	$2,385,876	$2,320,106	$2,227,626

Total assets	$25,884,173	$25,493,946	$25,066,265	$24,238,182	$23,701,023
Less: Goodwill and intangible assets, net	(345,246)	(345,820)	(346,716)	(347,611)	(348,507)
	$25,538,927	$25,148,126	$24,719,549	$23,890,571	$23,352,516
Tangible common equity ratio	9.75%	9.56%	9.65%	9.71%	9.54%

(B) Tier 1 common equity ratio:
Tier 1 capital	$2,344,779	$2,295,061	$2,248,743	$2,188,199	$2,129,998
Less: Non-controlling interest	(35,982)	(36,184)	(34,958)	(24,457)	(21,555)
Tier 1 common equity	$2,308,797	$2,258,877	$2,213,785	$2,163,742	$2,108,443

Risk weighted assets	$17,993,379	$17,291,105	$17,106,533	$16,452,305	$16,416,387

Tier 1 common equity ratio	12.83%	13.06%	12.94%	13.15%	12.84%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Interest revenue	$198,208	$198,040	$205,749	$205,717	$202,089
Interest expense	24,639	26,570	30,365	31,716	31,450
Net interest revenue	173,569	171,470	175,384	174,001	170,639
Provision for (reduction of) allowances for credit losses	–	(15,000)	–	2,700	6,250
Net interest revenue after
provision for credit losses	173,569	186,470	175,384	171,301	164,389

Other operating revenue
Brokerage and trading revenue	31,111	25,629	29,451	23,725	25,376
Transaction card revenue	25,430	25,960	31,328	31,024	28,445
Trust fees and commissions	18,438	17,865	17,853	19,150	18,422
Deposit service charges and fees	24,379	24,921	24,614	23,857	22,480
Mortgage banking revenue	33,078	25,438	29,493	19,356	17,356
Bank-owned life insurance	2,871	2,784	2,761	2,872	2,863
Other revenue	9,027	9,189	10,535	7,842	8,332
Total fees and commissions	144,334	131,786	146,035	127,826	123,274
Gain (loss) on other assets, net	(356)	1,897	712	3,344	(68)
Gain (loss) on derivatives, net	(2,473)	(174)	4,048	1,225	(2,413)
Gain (loss) on fair value option securities, net	(1,733)	222	17,788	9,921	(3,518)
Gain on available for sale securities, net	4,331	7,080	16,694	5,468	4,902
Total other-than-temporary impairment losses	(505)	(1,037)	(9,467)	(74)	–
Portion of loss recognized in (reclassified from)
other comprehensive income	(3,217)	(1,747)	(1,833)	(4,750)	(4,599)
Net impairment losses recognized in earnings	(3,722)	(2,784)	(11,300)	(4,824)	(4,599)
Total other operating revenue	140,381	138,027	173,977	142,960	117,578

Other operating expense
Personnel	114,769	121,129	103,260	105,603	99,994
Business promotion	4,388	5,868	5,280	4,777	4,624
Contribution to BOKF Charitable Foundation	–	–	4,000	–	–
Professional fees and services	7,599	7,664	7,418	6,258	7,458
Net occupancy and equipment	16,023	16,826	16,627	15,554	15,604
Insurance	3,866	3,636	2,206	4,771	6,186
Data processing and communications	22,144	26,599	24,446	24,428	22,503
Printing, postage and supplies	3,311	3,637	3,780	3,586	3,082
Net losses and operating expenses
of repossessed assets	2,245	6,180	5,939	5,859	6,015
Amortization of intangible assets	575	895	896	896	896
Mortgage banking costs	7,573	10,154	9,349	8,968	6,471
Change in fair value of mortgage servicing rights	(7,127)	5,261	24,822	13,493	(3,129)
Visa retrospective responsibility obligation	-	-	-	-	-
Other expense	9,871	11,348	12,873	9,016	8,745
Total other operating expense	185,237	219,197	220,896	203,209	178,449

Net income before taxes	128,713	105,300	128,465	111,052	103,518
Federal and state income taxes	45,520	37,396	43,006	39,357	38,752

Net income	83,193	67,904	85,459	71,695	64,766
Net income (loss) attributable to non-controlling interest	(422)	911	358	2,688	(8)

Net income attributable to BOK Financial Corporation	$83,615	$66,993	$85,101	$69,007	$64,774

Average shares outstanding:
Basic	67,665,300	67,526,009	67,827,591	67,898,483	67,901,722
Diluted	67,941,895	67,774,721	68,037,419	68,169,485	68,176,527

Net income per share:
Basic	$1.22	$0.98	$1.24	$1.01	$0.95
Diluted	$1.22	$0.98	$1.24	$1.00	$0.94

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Oklahoma:
Commercial	$2,953,637	$2,697,623	$2,807,979	$2,594,502	$2,618,045
Commercial real estate	667,503	600,703	624,990	619,201	661,254
Residential mortgage	1,436,766	1,429,069	1,366,953	1,309,110	1,219,237
Consumer	210,361	236,056	248,851	267,550	291,412
Total Oklahoma	5,268,267	4,963,451	5,048,773	4,790,363	4,789,948

Texas:
Commercial	2,304,162	2,214,462	2,069,117	2,003,847	1,916,270
Commercial real estate	812,209	830,831	741,984	711,906	687,817
Residential mortgage	259,173	266,050	273,025	282,934	283,925
Consumer	123,604	126,280	133,286	140,044	141,199
Total Texas	3,499,148	3,437,623	3,217,412	3,138,731	3,029,211

New Mexico:
Commercial	274,224	252,367	269,690	280,306	262,597
Commercial real estate	282,966	316,853	314,701	311,565	326,104
Residential mortgage	104,495	100,581	93,444	95,021	90,466
Consumer	18,185	18,519	18,142	18,536	19,242
Total New Mexico	679,870	688,320	695,977	705,428	698,409

Arkansas:
Commercial	74,364	86,111	89,262	74,677	75,889
Commercial real estate	129,980	127,687	124,393	121,286	124,875
Residential mortgage	13,778	14,511	14,428	13,939	14,114
Consumer	28,932	36,061	44,163	52,439	61,746
Total Arkansas	247,054	264,370	272,246	262,341	276,624

Colorado:
Commercial	555,703	559,127	508,222	515,829	514,100
Commercial real estate	143,753	153,855	188,659	167,414	172,416
Residential mortgage	60,527	64,437	65,327	66,985	67,975
Consumer	19,813	21,651	22,024	19,507	20,145
Total Colorado	779,796	799,070	784,232	769,735	774,636

Arizona:
Commercial	284,353	288,536	283,867	291,515	251,390
Commercial real estate	178,633	192,731	222,249	205,269	213,442
Residential mortgage	73,704	82,202	85,243	86,415	89,384
Consumer	5,381	5,505	6,625	6,772	5,266
Total Arizona	542,071	568,974	597,984	589,971	559,482

Kansas / Missouri:
Commercial	496,198	473,228	447,552	417,920	409,966
Commercial real estate	49,059	57,249	42,926	47,074	37,074
Residential mortgage	12,445	13,611	13,476	13,593	12,220
Consumer	3,536	3,847	3,991	2,388	2,265
Total Kansas / Missouri	561,238	547,935	507,945	480,975	461,525

TOTAL BOK FINANCIAL	$11,577,444	$11,269,743	$11,124,569	$10,737,544	$10,589,835

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Oklahoma:
Demand	$3,445,424	$3,223,201	$2,953,410	$2,486,671	$2,420,210
Interest-bearing:
Transaction	5,889,625	6,050,986	6,038,770	5,916,784	6,068,304
Savings	148,556	126,763	122,829	120,278	120,020
Time	1,370,868	1,450,571	1,489,486	1,462,137	1,465,506
Total interest-bearing	7,409,049	7,628,320	7,651,085	7,499,199	7,653,830
Total Oklahoma	10,854,473	10,851,521	10,604,495	9,985,870	10,074,040

Texas:
Demand	1,876,133	1,808,491	1,710,315	1,528,772	1,405,892
Interest-bearing:
Transaction	1,734,655	1,940,819	1,820,116	1,741,176	1,977,850
Savings	50,331	45,872	42,272	42,185	40,313
Time	789,860	867,664	938,200	992,366	1,015,754
Total interest-bearing	2,574,846	2,854,355	2,800,588	2,775,727	3,033,917
Total Texas	4,450,979	4,662,846	4,510,903	4,304,499	4,439,809

New Mexico:
Demand	333,707	319,269	325,612	299,305	282,708
Interest-bearing:
Transaction	503,015	491,068	480,816	483,026	498,355
Savings	32,688	27,487	26,127	24,613	24,455
Time	392,234	410,722	431,436	449,618	453,580
Total interest-bearing	927,937	929,277	938,379	957,257	976,390
Total New Mexico	1,261,644	1,248,546	1,263,991	1,256,562	1,259,098

Arkansas:
Demand	22,843	18,513	21,809	17,452	15,144
Interest-bearing:
Transaction	151,708	131,181	181,486	138,954	130,613
Savings	2,358	1,727	1,735	1,673	1,514
Time	54,157	61,329	74,163	82,112	94,889
Total interest-bearing	208,223	194,237	257,384	222,739	227,016
Total Arkansas	231,066	212,750	279,193	240,191	242,160

Colorado:
Demand	311,057	272,565	217,394	196,915	197,579
Interest-bearing:
Transaction	476,718	511,993	520,743	509,738	528,948
Savings	23,409	22,771	22,599	21,406	21,655
Time	498,124	523,969	547,481	563,642	546,586
Total interest-bearing	998,251	1,058,733	1,090,823	1,094,786	1,097,189
Total Colorado	1,309,308	1,331,298	1,308,217	1,291,701	1,294,768

Arizona:
Demand	131,539	106,741	138,971	150,194	106,880
Interest-bearing:
Transaction	95,010	104,961	101,933	107,961	102,089
Savings	1,772	1,192	1,366	1,364	984
Time	34,199	37,641	40,007	44,619	50,060
Total interest-bearing	130,981	143,794	143,306	153,944	153,133
Total Arizona	262,520	250,535	282,277	304,138	260,013

Kansas / Missouri:
Demand	68,469	51,004	46,773	46,668	28,774
Interest-bearing:
Transaction	57,666	123,449	108,973	115,684	222,705
Savings	505	545	503	358	323
Time	26,657	30,086	33,697	40,206	51,236
Total interest-bearing	84,828	154,080	143,173	156,248	274,264
Total Kansas / Missouri	153,297	205,084	189,946	202,916	303,038

TOTAL BOK FINANCIAL	$18,523,287	$18,762,580	$18,439,022	$17,585,877	$17,872,926

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
TAX-EQUIVALENT ASSETS YIELDS
Funds sold and resell agreements	0.07%	0.10%	0.16%	0.14%	0.08%
Trading securities	1.88%	2.79%	2.85%	2.92%	3.84%
Investment securities:
Taxable (A)	5.89%	5.91%	5.63%	6.13%	6.15%
Tax-exempt (A)	4.87%	4.81%	4.94%	4.82%	4.88%
Total investment securities (A)	5.59%	5.59%	5.35%	5.49%	5.46%
Available for sale securities:
Taxable (A)	2.48%	2.36%	2.82%	3.02%	3.15%
Tax-exempt (A)	5.17%	5.14%	4.92%	5.12%	5.68%
Total available for sale securities (A)	2.50%	2.38%	2.83%	3.04%	3.17%
Fair value option securities	2.79%	2.98%	3.66%	4.42%	3.74%
Residential mortgage loans held for sale	3.90%	4.01%	4.09%	4.48%	4.33%
Loans	4.50%	4.65%	4.71%	4.69%	4.75%
Less allowance for loan losses	–	–	–	–	–
Loans, net of allowance	4.61%	4.76%	4.84%	4.82%	4.89%
Total tax-equivalent yield on earning assets (A)	3.64%	3.69%	3.91%	4.01%	4.10%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.17%	0.18%	0.23%	0.27%	0.32%
Savings	0.24%	0.26%	0.34%	0.39%	0.37%
Time	1.68%	1.70%	1.84%	1.86%	1.82%
Total interest-bearing deposits	0.55%	0.59%	0.68%	0.71%	0.72%
Funds purchased	0.09%	0.06%	0.05%	0.09%	0.16%
Repurchase agreements	0.09%	0.13%	0.17%	0.20%	0.40%
Other borrowings	5.58%	4.75%	5.26%	4.76%	1.31%
Subordinated debt	5.62%	5.61%	5.60%	5.57%	5.67%
Total cost of interest-bearing liabilities	0.63%	0.66%	0.76%	0.81%	0.80%
Tax-equivalent net interest revenue spread	3.01%	3.03%	3.15%	3.20%	3.30%
Effect of noninterest-bearing funding sources and other	0.18%	0.17%	0.19%	0.20%	0.17%
Tax-equivalent net interest margin	3.19%	3.20%	3.34%	3.40%	3.47%

(A) Yield calculations exclude security trades that have been recorded on trade date with no corresponding interest income.

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Nonperforming assets:
Nonaccruing loans:
Commercial	$61,750	$68,811	$83,736	$53,365	$57,449
Commercial real estate	86,475	99,193	110,048	110,363	125,504
Residential mortgage	27,462	29,767	31,731	31,693	37,824
Consumer	7,672	3,515	3,960	4,749	5,185
Total nonaccruing loans	183,359	201,286	229,475	200,170	225,962
Renegotiated loans (A)	36,764	32,893	30,477	22,261	21,705
Real estate and other repossessed assets	115,790	122,753	127,943	129,026	131,420
Total nonperforming assets	$335,913	$356,932	$387,895	$351,457	$379,087

Nonaccruing loans by principal market:
Oklahoma	$64,097	$65,261	$73,794	$41,411	$49,585
Texas	29,745	28,083	29,783	32,385	34,404
New Mexico	15,029	15,297	17,242	17,244	17,510
Arkansas	18,066	23,450	26,831	24,842	29,769
Colorado	28,990	33,522	36,854	37,472	40,629
Arizona	27,397	35,673	44,929	43,307	54,065
Kansas / Missouri	35	-	42	3,509	-
Total nonaccruing loans	$183,359	$201,286	$229,475	$200,170	$225,962

Nonaccruing loans by loan portfolio sector:
Commercial:
Energy	$336	$336	$3,900	$345	$415
Manufacturing	23,402	23,051	27,691	4,366	4,545
Wholesale / retail	15,388	21,180	27,088	25,138	30,411
Integrated food services	–	–	–	–	6
Services	12,890	16,968	18,181	16,254	15,720
Healthcare	7,946	5,486	5,715	5,962	2,574
Other commercial and industrial	1,788	1,790	1,161	1,300	3,778
Total commercial	61,750	68,811	83,736	53,365	57,449
Commercial real estate:
Construction and land development	52,416	61,874	72,207	76,265	90,707
Retail	6,193	6,863	6,492	4,642	5,276
Office	10,733	11,457	11,967	11,473	14,628
Multifamily	3,414	3,513	4,036	4,717	1,900
Industrial	–	–	–	–	–
Other commercial real estate	13,719	15,486	15,346	13,266	12,993
Total commercial real estate	86,475	99,193	110,048	110,363	125,504
Residential mortgage:
Permanent mortgage	22,822	25,366	27,486	27,991	33,466
Home equity	4,640	4,401	4,245	3,702	4,358
Total residential mortgage	27,462	29,767	31,731	31,693	37,824
Consumer	7,672	3,515	3,960	4,749	5,185
Total nonaccruing loans	$183,359	$201,286	$229,475	$200,170	$225,962

Performing loans 90 days past due (B)	$6,140	$2,498	$1,401	$2,341	$8,043

Gross charge-offs	$13,674	$14,771	$14,023	$12,774	$15,232
Recoveries	5,189	5,311	3,869	4,256	4,914
Net charge-offs	$8,485	$9,460	$10,154	$8,518	$10,318

Provision for (reduction of) allowances for credit losses	$–	$(15,000)	$–	$2,700	$6,250

Allowance for loan losses to period end loans	2.11%	2.25%	2.44%	2.67%	2.73%
Combined allowance for credit losses to period end loans	2.20%	2.33%	2.58%	2.77%	2.86%
Nonperforming assets to period end loans and repossessed assets	2.87%	3.13%	3.45%	3.23%	3.54%
Net charge-offs (annualized) to average loans	0.30%	0.34%	0.37%	0.32%	0.39%
Allowance for loan losses to nonaccruing loans	133.19%	125.93%	118.29%	143.18%	128.14%
Combined allowance for credit losses to nonaccruing loans	138.24%	130.53%	125.16%	148.55%	134.17%

(A) includes residential mortgage loans guaranteed by	$32,770	$28,974	$26,670	$18,716	$18,304
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.

(B) Excludes residential mortgage loans guaranteed by
agencies of the U.S. government